BUSINESS ACQUISITION (Tables)	12 Months Ended
Dec. 31, 2025
Skyladder Group Limited [Member]
Business Combination [Line Items]
SCHEDULE OF BUSINESS ACQUISITION ASSETS ACQUIRED, AND LIABILITIES ASSUMED

Fair value of consideration on November 26, 2025 (closing date)	$7,252,286
Assets acquired (liabilities assumed):
Cash and cash equivalents	$24,826
Accounts receivable	3,643,799
Contract assets	257,894
Advances to suppliers	687,945
Inventories	487,455
Other current assets	284,779
Amounts due from related parties	116,752
Property, plant and equipment	52,436
Right of use assets	88,416
Short-term bank loans	(1,241,930)
Accounts payable	(2,855,540)
Advances from customers	(1,068,002)
Accrued payroll and benefit	(97,627)
Other payables and accrued expenses	(273,158)
Income tax payable	(28,987)
Lease liabilities	(104,146)
Total net liabilities acquired	(25,088)
Goodwill	7,277,374
Total fair value of Consideration	$7,252,286

The transaction resulted in allocation of $7,277,374 to goodwill, representing the financial, strategic and operational value of the transaction to the Company. Goodwill is attributed to the premium that the Company paid to obtain the value of the business of SGL and the synergies expected from the combined operations of SGL and the Company, the assembled workforce and their knowledge and experience in provision of elevator services. The total amount of the goodwill acquired is not deductible for tax purposes.

The Company’s consolidated statement of operations for the year ended December 31, 2025 included revenue of $2.7 million and net profit of $0.3 million attributable to SGL since November 26, 2025, the acquisition closing date, to the end of December 31, 2025.